Grant No. _____

                         NORTHSTAR REALTY FINANCE CORP.
                        2003 OMNIBUS STOCK INCENTIVE PLAN

                       FORM OF RESTRICTED STOCK AGREEMENT

                  THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made by and between [insert name] ("Grantee") and NorthStar Realty Finance Corp., a
Maryland corporation (the "Company") (the Grantee and Company together, the
"Parties"), as of ________________, 20__.

                  WHEREAS, Grantee is currently employed by the [Company,
Company's Parent or Company's Subsidiary](1); and

                  WHEREAS, the Company has adopted the NorthStar Realty Finance
Corp. 2003 Omnibus Stock Incentive Plan (the "Plan"), which provides for awards of restricted stock to selected officers, directors, employees, consultants and advisors;

                  WHEREAS, on ________________, 20__ (the "Date of Grant"), the
[Board of Directors (the "Board")](2) of the Company awarded the Grantee
[__________] shares of the Company's common stock, par value $0.01 per share
("Common Stock"), pursuant to, and subject to the terms and provisions of the
Plan.

                  NOW, THEREFORE, the Parties hereto agree as follows:

1.       Grant of Restricted Stock. Company hereby awards to Grantee [ ] shares of restricted stock and Grantee hereby accepts such shares of the
         Company's Common Stock, pursuant to and subject to the terms and provisions of the Plan and this Agreement (the "Restricted Stock").

2.       Definitions. Any capitalized terms not otherwise defined in this
         Agreement shall have the definitions set forth in the Plan.

3.       Escrow of Restricted Stock. To insure the availability for delivery of the Grantee's Restricted Stock, the Grantee hereby appoints the
         Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Stock, if any, forfeited by the Grantee pursuant to Section 6 below and shall, upon execution of this
         Agreement, deliver and deposit with the Secretary of the Company, or such other person

--------
1 For grants to Non-Employee Directors or to other non-employees, replace this sentence with:

WHEREAS, Grantee is providing services to the [Company, Company's Parent or
Company's Subsidiary]; and

2 or Committee appointed by the Board of Directors

         designated by the Company, the share certificates representing the
         Restricted Stock, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Restricted Stock and stock assignment shall be held by the Secretary in escrow, pursuant to the
         Joint Escrow Instructions of the Company and the Grantee attached as
         Exhibit B, until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect. Upon such time as the Restricted
         Period has lapsed pursuant to the schedule set forth in Section 4 below and subject to the forfeiture provisions of Section 6 below, the escrow agent shall promptly deliver to the Grantee the certificate or certificates representing such shares in the escrow agent's possession belonging to the Grantee in accordance with the terms of the Joint
         Escrow Instructions, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates if so required pursuant to other restrictions imposed pursuant to this
         Agreement.

4.       Restrictions and Restricted Period.
         ----------------------------------

            a)    Restrictions. Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of and shall be subject to a risk of
                  forfeiture as described in Section 6 below until the lapse of the Restricted Period (as defined below).

            b)    Restricted Period. Unless the Restricted Period is previously terminated pursuant to Section 6 of this Agreement, the
                  restrictions set forth above shall lapse and the shares of
                  Restricted Stock shall become fully and freely transferable
                  (provided, that such transfer is otherwise in accordance with federal and state securities laws) and non-forfeitable as to
                  [1/36 of the shares of Restricted Stock (rounded down to the nearest whole share) on the [__] day of each month, beginning
                  [Insert the first month after the Date of Grant]] (the
                  "Restricted Period"). Notwithstanding anything to the
                  contrary, the release of the shares of Restricted Stock
                  hereunder shall be conditioned upon Grantee making adequate provision for federal, state or other tax withholding
                  obligations, if any, which arise upon the release of the
                  shares from the Restricted Period (unless a Section 83(b)
                  election has been filed), whether by withholding, direct
                  payment to the Company, or otherwise.

5.       Rights of a Stockholder. From and after the Date of Grant and for so long as the Restricted Stock is held by or for the benefit of the
         Grantee, the Grantee shall have all the rights of a stockholder of the
         Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares.

6.       Cessation of Employment. In the event of the Grantee's termination of employment, cessation of consulting relationship or cessation of service for any

         reason, the shares of Restricted Stock and any and all accrued but unpaid dividends that at that time have not been released from the
         Restricted Period, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of
         Restricted Stock or certificates. In the event Grantee becomes a consultant, advisor or Non-Employee Director, such change in status shall not be deemed a termination of employment or service with the
         Company at the time of such change in status.

7.       Certificates. Restricted Stock granted herein may be evidence in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the
         Grantee, then the Company shall retain physical possession of the certificate.

8.       Legends. All certificates representing any of the shares of Restricted
         Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
                  CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN
                  AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A
                  COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE
                  COMPANY."

9.       Tax Consequences. Set forth below is a brief summary as of the date of grant of certain United States federal tax consequences of the award of the Restricted Stock. THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE,
         LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE.
         GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND
         THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

                  The Grantee shall recognize ordinary income at the time or times the restrictions lapse with respect to the shares of Restricted
         Stock that have been released from the Restricted Period in an amount equal to the fair market value of such shares on each such date and the
         Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under the Plan are conditioned on your making arrangements for the payment of any such taxes.

10.      Section 83(b) Election. The Grantee hereby acknowledges that he has been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b)
         of the Internal Revenue Code of 1986,

         as amended, to be taxed currently on the fair market value of the
         Restricted Stock on the Date of Grant.

         THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY
         AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b)
         OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS
         REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.

         BY SIGNING THIS AGREEMENT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED
         WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX
         CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND
         THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR
         REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE
         UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE
         RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE
         TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11.      Termination of this Agreement.  Upon termination of this Agreement, all rights of the Grantee hereunder shall cease.

12.      Miscellaneous.

            a)    Notices. All notices and other communications under this
                  Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return
                  receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below at the
                  following addresses or at such other addresses as a party may designate by ten day's advance written notice to each of the other parties hereto:

          If to Company:        NorthStar Realty Finance Corp.
                                527 Madison Avenue, 16th Floor
                                New York, NY 10022
                                Facsimile: 212-319-4557
                                Attention:  David Hamamoto

          If to the Grantee:    [insert name]
                                [insert address]
                                Facsimile: [insert number]

            b)    Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this
                  Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

            c)    Governing Law. This Agreement shall be governed by and
                  construed according to the laws of the State of New York,
                  without giving effect to the conflict of laws principles
                  thereof.

            d)    Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the Parties.

            e)    Agreement Not a Contract of Employment. Neither the grant of
                  Restricted Stock, this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the
                  Grantee is an employee of the Company or any subsidiary of the
                  Company.

            f)    Entire Agreement; Plan Controls. This Agreement and the Plan
                  contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all
                  earlier negotiations and understandings, written or oral,
                  between the Parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by
                  reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the
                  contents thereof.

             g)   Construction. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon all persons in respect of any questions arising under the Plan or this Agreement.

             h)   Captions. The captions and headings of the sections and
                  subsections of this Agreement are included for convenience only and are not to be considered in construing or
                  interpreting this Agreement.

             i)   Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

             j)   Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or
                  delegation requires consent of any state securities
                  authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the
                  successors and assigns of the Company and, subject to the
                  restrictions on transfer herein set forth, be binding upon the
                  Grantee, his heirs, executors,

                  administrators, successors and assigns.

              k)  Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this
                  Agreement or of any other term or provision hereof.
                  Furthermore, in lieu of any invalid or unenforceable term or provision, the Parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

               (The bottom of this page intentionally left blank)

                  IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

         NORTHSTAR REALTY FINANCE CORP.

         By__________________________
           [Name]
           [Title]

         The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

         ---------------------------

         ----------------------------

                     ------
                  Number of Shares

                        -----------------------------------

                        -----------------------------------
                                    Address

                                                                EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                  FOR VALUE RECEIVED, [insert name] (the "Grantee") hereby
         assigns and transfers unto NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), [______] shares of Company's common stock, par value $0.01 per share (the "Common Stock"), standing in his name on the books of said corporation represented by Certificate No. _________
         herewith and does hereby irrevocably constitute and appoint
         ____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

                  This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement (the "Agreement") of the
         Company and the undersigned dated [______].

         Dated: ________________, 20__      Signature:_________________________

         INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to return the shares to the Company in the event the Grantee forfeits any of such shares as set forth in the Agreement, without requiring additional signatures on the part of the Grantee. This Assignment
         Separate from Certificate must be delivered to the Company with the above Certificate No. _____.

                                                              EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

                                                                 [Date]

NorthStar Realty Finance Corp.
527 Madison Avenue, 16th Floor
New York, NY 10022

Attention:  David Hamamoto

Dear [Insert Name]:

         As escrow agent for both NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), and [insert name] ("Grantee") of the Company's common stock, par value $0.01 per share (the "Shares") you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement between the Company and Grantee, dated
[______] (the "Agreement"), in accordance with the instructions set forth below.
Except as otherwise expressly set forth herein, these instructions shall be construed in accordance with the provisions of the Agreement and any capitalized terms not otherwise defined herein shall have the definitions set forth in the
Agreement.

         1. In the event that the Grantee forfeits any Shares pursuant to the
Agreement, you are directed (a) to date the Assignment Separate From Certificate necessary for the transfer to the Company, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares to be transferred, to the Company or its assignee.

         2. Grantee hereby irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to said Shares as set forth in the Agreement.
Grantee does hereby irrevocably constitute and appoint you as Grantee's attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated, including but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the Shares.
Subject to the provisions of this Section 2, Grantee shall exercise all rights and privileges of a shareholder of the Company while the stock is being held by you.

         3. Upon written request of the Grantee, unless the Grantee has forfeited Shares pursuant to Section 6 of the Agreement, you will deliver to
Grantee a certificate or certificates representing the aggregate number of
Shares that are not then subject to the Restricted Period. Within [ ] days after
Grantee's termination of employment by any of

the Company, the Parent or a Subsidiary (each as defined in the Company's 2003
Omnibus Stock Incentive Plan) or cessation of consulting relationship with or cessation of service to any such entity, you will deliver to Grantee, or
Grantee's representative, as the case may be, a certificate or certificates representing the aggregate number of Shares held or issued pursuant to the
Agreement and not forfeited to the Company or its assignees pursuant to the
Agreement.

         4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Grantee, you shall deliver all of the same to Grantee and shall be discharged of all further obligations hereunder.

         5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as
Escrow Agent or as attorney-in-fact for Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         9. You shall not be liable for the outlawing of any rights under the applicable statute of limitations with respect to these Joint Escrow
Instructions or any documents deposited with you.

         10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary and proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         11. Your responsibilities as escrow agent hereunder shall terminate if you

shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the
Company shall appoint a successor escrow agent.

         12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         14. All notices and other communications under these Joint Escrow
Instructions shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below at the following addresses or at such other addresses as a party may designate by ten day's advance written notice to each of the other parties hereto:

If to Company or to the
escrow agent:                       NorthStar Realty Finance Corp.
                                    527 Madison Avenue, 16th Floor
                                    New York, NY 10022
                                    Facsimile: 212-319-4557
                                    Attention:  David Hamamoto

If to the Grantee:
                                    [insert name]
                                    [insert address]
                                    Facsimile: [insert number]

         15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         17. These Joint Escrow Instructions shall be governed by the internal substantive laws,

but not the choice of law rules, of the State of New York.

GRANTEE:                                    NORTHSTAR REALTY FINANCE CORP.

----------------------------                --------------------------------
Signature                                   By

----------------------------                --------------------------------
Print Name                                  Title

----------------------------

----------------------------
Residence Address

ESCROW AGENT

[Name]
[Corporate Secretary]

                                                                  EXHIBIT C

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the
Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: __________________________________________________

NAME OF SPOUSE:   __________________________________________________

ADDRESS:          __________________________________________________

IDENTIFICATION NO. OF TAXPAYER:             _____________________________

IDENTIFICATION NO. OF SPOUSE:       _____________________________

TAXABLE YEAR:     _____________________________

2. The property with respect to which the election is made is described as follows: _______ shares (the "Shares") of the Common Stock of NorthStar Realty
Finance Corp. (the "Company").

3. The date on which the property was transferred is: ________________, 20__.

4. The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ ______________.

6. The amount (if any) paid for such property is: $ ______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-

described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _________________, 200_      ________________________________________
                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________________, 200_      ________________________________________
                                    Spouse of Taxpayer